UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 26, 2006
PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
000-31311
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	25-1701361 (I.R.S. Employer Identification No.)
333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)
(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     On January 26, 2006, the Registrant issued a press release regarding its financial results and certain other information related to its fourth fiscal quarter and full fiscal year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure.
     Also on January 26, 2006, the Registrant issued a press release regarding the financial outlook for the first fiscal quarter ending March 31, 2006 and the second fiscal quarter ending June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.2. The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 26, 2006 regarding financial results and certain other information related to the fourth fiscal quarter and full fiscal year ended December 31, 2005.

99.2	Press Release dated January 26, 2006 regarding the financial outlook for the first fiscal quarter ending March 31, 2006 and the second fiscal quarter ending June 30, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)
By:	/s/ Keith A. Jones
Keith A. Jones
Vice President, Finance and Chief Financial Officer

Dated: January 26, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 26, 2006 regarding financial results and certain other information related to the fourth fiscal quarter and full fiscal year ended December 31, 2005.

99.2	Press Release dated January 26, 2006 regarding the financial outlook for the first fiscal quarter ending March 31, 2006 and the second fiscal quarter ending June 30, 2006.